SUPPLEMENT TO THE PROSPECTUSES OF
      Evergreen Latin America Fund, Evergreen New Jersey Tax Free Fund, and Evergreen Tax Exempt Money Market Fund (each a "Fund" and, collectively, the
                                    "Funds")


     The prospectuses of the Funds are hereby supplemented as follows:


Investment Objectives and Restrictions

     The investment objective of each Fund is now "nonfundamental" (i.e., changeable by vote of the Board without a shareholder vote). In addition, each Fund is now subject to certain standardized investment restrictions as set forth in the Supplement to the Statement of Additional Information of each Fund dated the date hereof.


Name Changes

     The name of the distributor for the Funds has been changed to Evergreen Distributor, Inc., the name of the administrator for the Funds has been changed to Evergreen Investment Services, Inc., and the name of the transfer agent for the Funds has been changed to Evergreen Service Company.


Evergreen Tax Exempt Money Market Fund

     The name of the Fund has been changed to Evergreen Municipal Money Market Fund.

     The investment objective of the Fund has been amended to permit the Fund to invest without limitation in obligations subject to the federal alternative minimum tax. Under normal circumstances it is anticipated that each Fund will invest its assets so that at least 80% of its annual interest income is exempt from federal income tax other than the federal alternative minimum tax.

     The Fund's investments will continue to comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940, including the portfolio quality requirements thereof.


Evergreen Latin America Fund

     The Fund's investment objective has been amended to permit the Fund to invest without limit in securities of issuers located in Latin America. The Fund's primary investment objective is "long term growth of capital through investments in equity and fixed income securities of issuers located in Latin America". The Fund is no longer required to invest a percentage of its assets in securities of issuers located in the United States and Canada. In addition, the Fund's investment restriction relating to industry concentration has been amended to require that the Fund invest at least 25% of its assets in issuers in the banking, construction, energy, food and beverage, retail, telecommunications and utility industries, and in conglomerates.


Performance Information

     The Funds may quote their "total return" or "yield" for specified periods in advertisements, reports, or other communications to shareholders. Total return and yield are computed separately for each Class of shares. Performance data for one or more Classes may be included in any advertisement or sales literature using performance data of a Fund.


Purchase and Redemption of Shares

     Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided that such plans meet certain required minimum number of eligible employees or required amount of assets. The CDSC applicable to Class B shares also is waived on redemptions of shares by such plans. Additional information concerning the waiver of sales charges is set forth in the Statement of Additional Information.


Additional Information

     Effective December 31, 1996, BISYS Fund Services ("BISYS"), located at 3435 Stelzer Road, Columbus, Ohio 43219, acquired the mutual fund administration and distribution business of Furman Selz LLC ("Furman"). Accordingly, BISYS now acts as sub-administrator in place of Furman.

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     Evergreen Distributor, Inc. ("EKD"), located at 125 West 55th Street, New
York, NY 10019, and formerly known as Evergreen Funds Distributor, Inc. ("EFD"), is the distributor for the Funds. EKD is an affiliate of BISYS, having been acquired by BISYS on January 3, 1997.

     The rate of compensation for BISYS and EKD will remain unchanged from the compensation formerly paid to Furman and EKD prior to January 1, 1997.

     You may exchange shares of a Fund for shares of certain other Funds by calling or writing to Evergreen Service Company or by using the Evergreen Express Line. If the shares being tendered for exchange are still subject to a contingent deferred sales charge or are eligible for conversion in a specified time, such remaining charge or remaining time will carry over to the shares being acquired in the exchange transaction.

     January 16, 1998

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